SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 25, 2005
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of October 1, 2005
providing for the issuance of

WaMu MORTGAGE PASS-THROUGH CERTIFICATES,
SERIES 2005-AR13
(Exact name of Registrant as specified in its charter)

Delaware	333-123034	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibit is filed herewith:

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, Deutsche Bank National Trust Company , as Trustee, and Deutsche Bank Trust Company Delaware, as Delaware Trustee, dated as of October 1, 2005.

4.6	Mortgage Loan Purchase Agreement, dated as of October 25, 2005, among WaMu Asset Acceptance Corp., Washington Mutual Bank and Washington Mutual Bank fsb (incorporated herein by reference from Exhibit 4.6 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on November 8, 2005 with respect to Registration Statement No. 333-123034).

The definition of Class L-T Principal Reduction Amounts, included as Appendix 1 to the Pooling and Servicing Agreement, and the Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, have been intentionally omitted from this filing. Copies may be obtained from WaMu Asset Acceptance Corp. or Deutsche Bank National Trust Company by contacting:

in the case of WaMu Asset Acceptance Corp.,
John Race WaMu Asset Acceptance Corp. c/o Washington Mutual Mortgage Securities Corp. 75 N. Fairway Drive,VHF2A01 Vernon Hills, IL 60061 Telephone: (847) 549-3113 Facsimile: (847) 549-3680
in the case of Deutsche Bank National Trust Company,
Alan Sueda Trust Administrator Deutsche Bank National Trust Company 1761 E. St. Andrew Place Santa Ana, CA 92705 Telephone: (714) 247-6315 Facsimile: (714) 247-6329

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: November 9, 2005	By:	/s/ David H. Zielke David H. Zielke First Vice President (Authorized Officer)

Exhibit Index

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, Deutsche Bank National Trust Company , as Trustee, and Deutsche Bank Trust Company Delaware, as Delaware Trustee, dated as of October 1, 2005.

4.6*	Mortgage Loan Purchase Agreement, dated as of October 25, 2005, among WaMu Asset Acceptance Corp., Washington Mutual Bank and Washington Mutual Bank fsb.

*  Incorporated herein by reference from Exhibit 4.6 to the Current Report on Form 8-K filed by WaMu Asset Acceptance Corp. on November 8, 2005 with respect to Registration Statement No. 333-123034.